UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – December 31, 2020
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 ½	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on December 8, 2020, Lucia Veiga Moretti, Senior Vice President and a named executive officer, and Allegion plc (the “Company”) have mutually agreed that Ms. Moretti will leave the Company effective March 31, 2021. In connection with Ms. Moretti’s departure from the Company and in accordance with local law requirements, on December 31, 2020, Ms. Moretti and Cisa S.p.A. (“Cisa”), a subsidiary of the Company, entered into a separation agreement (the “Agreement”) including the following terms, as approved by the Compensation Committee of the Board:
•Ms. Moretti will receive a one-time consideration of EUR 2,346,000 deriving from the termination of the employment relationship;
•Ms. Moretti’s restricted stock units, performance stock units and stock options will vest in accordance with the applicable terms and conditions of her respective award agreements, the terms of which have been previously disclosed;
•Ms. Moretti’s annual incentive plan (“AIP”) bonus for 2020 will be paid in accordance with the terms and conditions of the AIP document, the terms of which have been previously disclosed;
•Ms. Moretti will receive a one-time payment of EUR 10,000 in consideration of the mutual waiver of any claims between the parties; and
•Ms. Moretti will receive tax assistance service provided by a tax services firm for the tax years 2020-2023 in relation to any payments made by Cisa.

The foregoing description is qualified by reference to the full text of the Agreement which is filed as Exhibit 10.1 attached hereto and is incorporated by reference in its entirety into this Item 5.02.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement dated December 31, 2020

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	January 6, 2021	/s/ Hatsuki Miyata
Hatsuki Miyata Secretary